UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2019

RUBIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38586	46-2688109
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Binney Street, Suite 300 Cambridge, MA	02139
(Address of registrant’s principal executive office)	(Zip code)

(617) 679-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RUBY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.  Results of Operations and Financial Condition.

On May 15, 2019,  Rubius Therapeutics, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2019. A copy of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2019, Dr. Torben Straight Nissen notified the Company of his resignation from his position as President, effective July 24, 2019 (the “Effective Date”), to join Flagship Pioneering where he has held a venture partner role since joining the Company in 2016.

In connection with his resignation, Dr. Straight Nissen entered into a letter agreement with the Company (the “Letter Agreement”) pursuant to which Dr. Straight Nissen has agreed to serve as Senior Advisor to the Company for a period of up to one year from the Effective Date.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on May 15, 2019, furnished herewith.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Rubius Therapeutics, Inc. on May 15, 2019, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2019	RUBIUS THERAPEUTICS, INC.

	By:	/s/ Andrew M. Oh
Andrew M. Oh
Chief Financial Officer